UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

LMF ACQUISITION OPPORTUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street, Suite 100

Tampa, Florida 33611

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 222-8996

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	LMAOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	LMAO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LMAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Prepaid Forward Agreement

As previously announced, on April 21, 2022, LMF Acquisition Opportunities, Inc., a Delaware corporation (“LMF”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among LMF, LMF Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of LMF (“Merger Sub”), and SeaStar Medical, Inc., a Delaware corporation (“SeaStar Medical”), pursuant to which SeaStar Medical will be merged with and into Merger Sub, with SeaStar Medical continuing as the surviving entity in the merger as a wholly-owned subsidiary of LMF and with LMF changing its name in connection with the merger to SeaStar Medical Holdings Corporation (“SeaStar Medical Holdings”). The transactions contemplated by the Merger Agreement, as it may be amended from time to time, and the related ancillary agreements are hereinafter referred to as the “Business Combination”.

On October 17, 2022, LMF, SeaStar Medical and Vellar Opportunity Fund SPV LLC - Series 4 (“Seller”) entered into an agreement (the “Prepaid Forward Agreement”) for an equity prepaid forward transaction (the “Transaction”). Pursuant to the terms of the Prepaid Forward Agreement, Seller may purchase, through a broker in the open market, shares of Class A common stock, par value $0.0001 per share, of LMF (together with the shares of common stock of SeaStar Medical Holdings following the closing of the Business Combination, the “Shares”) from holders of Shares, other than LMF or affiliates of LMF, including from holders who have previously elected to redeem Shares pursuant to the redemption rights set forth in LMF’s Amended and Restated Certificate of Incorporation dated as of January 26, 2021, as amended from time to time (the “Amended and Restated Certificate”), in connection with the Business Combination (such purchased Shares, the “Recycled Shares”).  While the Seller has no obligation to purchase any Shares under the Prepaid Forward Agreement, the aggregate total Recycled Shares may be purchased under the Prepaid Forward Agreement shall be no more than 1,500,000 shares (the “Maximum Number of Shares”), exclusive of the Additional Shares (as defined below), and the actual number of Recycled Shares that will be purchased under the Prepaid Forward Agreement is referred to as the “Number of Shares”. Seller has agreed to hold the Recycled Shares in a bankruptcy remote special purpose vehicle for the benefit of (a) LMF until the closing of the Business Combination (the “Closing”) and (b) SeaStar Medical Holdings after the Closing (each a “Counterparty”). Seller also may not beneficially own greater than 9.9% of issued and outstanding Shares following the Business Combination.

The Prepaid Forward Agreement provides that, no later than the earlier of (a) one (1) local business day after the Closing and (b) the date any assets from LMF’s trust account are disbursed in connection with the Business Combination, Seller shall be paid directly, out of the funds held in LMF’s trust account, a cash amount (the “Prepayment Amount”) equal to the Number of Shares multiplied by the Per-Share Redemption Price (the “Redemption Price”), as defined in Section 9.2(b) of the Amended and Restated Certificate.

In addition to the Prepayment Amount, Seller shall be paid directly from LMF’s trust account an amount equal to the product of 100,000 multiplied by the Redemption Price (the “Share Consideration”), for the purpose of repayment of Seller purchasing, prior to the Closing, 100,000 additional Shares (the “Additional Shares”) from third parties in the open market through a broker, which Shares shall not be included in the Number of Shares under the Prepaid Forward Agreement, and which Additional Shares will be free and clear of all obligations of Seller in connection with the Prepaid Forward Agreement.

Seller may in its discretion sell Recycled Shares that Seller purchases, the effect of which is to terminate the Prepaid Forward Agreement in respect of such Recycled Shares sold (the “Terminated Shares”). The Counterparty shall be entitled to proceeds from such sales of Terminated Shares equal to the product of (x) the number of Terminated Shares multiplied by (y) the Reset Price. Following the Closing, the “Reset Price” will initially be $10.00 per Share, but will be adjusted on the last scheduled trading day of each month (each a “Reset Date”) commencing on the first calendar month following the Closing to the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the volume weighted average price (“VWAP Price”) of the Shares of the last ten (10) trading days of the prior calendar month, but not lower than $5.00; provided, however, that to the extent Counterparty sells, enters any agreement to sell or grants any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Shares or any securities of Counterparty or any of their respective subsidiaries which would entitle the holder thereof to acquire at any time Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares, at an effective price per share less than the then existing Reset Price, then the Reset Price shall be adjusted to equal such reduced price.

The maturity date of the Transaction (the “Maturity Date”) will be the earliest to occur of (a) the third anniversary of the Closing and (b) the date following the effective date specified by Seller in a written notice to be delivered at Seller’s discretion (not earlier than the day such notice is effective) after any occurrence wherein during any 30 consecutive trading-day period, the VWAP Price for 20 trading days is less than $3.00 per Share (a “VWAP Trigger Event”). Upon the occurrence of the Maturity Date, Counterparty is obligated to pay to Seller an amount equal to the product of (a) (x) the Maximum Number of Shares less (y) the number of Terminated Shares multiplied by (b) $2.50 (the “Maturity Consideration”). The Maturity Consideration shall be payable by Counterparty, in cash or, at the option of Counterparty, Shares based on the daily VWAP Price over 30 trading days ending on (i) the Maturity Date to the extent the Shares used to pay the Maturity Consideration are freely tradable by Seller, or (ii) if not freely tradeable by Seller, the date on which the Shares used to pay the Maturity Consideration are registered under the Securities Act of 1933, as amended, and delivered to Seller. If Counterparty pays the Maturity Consideration in Shares, then Counterparty shall pay the Maturity Consideration on a net basis such that Seller retains a Number of Shares due to Counterparty upon such Maturity Date equal to the number of Maturity Consideration Shares payable to Seller, only to the extent the Number of Shares due to Counterparty upon the Maturity Date are equal to or more than the number of Maturity Consideration Shares payable to Seller, with any Maturity Consideration remaining due to be paid to Seller in newly issued Shares. In addition to the Maturity Consideration, at the Maturity Date, Seller will be entitled to retain a cash amount equal to the product of (y) the Number of Shares remaining in the Transaction multiplied by (z) the Redemption Price, and Seller will deliver to Counterparty the Number of Shares that remain in the Transaction.

The Prepaid Forward Agreement may be terminated if any of the following events occurs (a) failure to consummate the Business Combination on or before the October 29, 2022, as such date may be amended or extended from time to time, (b) termination of the Merger Agreement prior to the Closing and (c) the Shares are involved in a delisting on the relevant exchange and are not immediately re-listed, save for any transactions contemplated by the Merger Agreement. Upon such a termination event, a break-up fee equal to (i) all of Seller’s actual out-of-pocket reasonable fees, costs and expenses relating to the Business Combination (without a cap) plus (ii) $1,000,000 is payable by SeaStar Medical to Seller in the event the Transaction is terminated by (a) Counterparty and the Business Combination closes or (b) SeaStar Medical Holdings following the Closing (collectively, the “Break-Up Fee”); provided that the Break-Up Fee is not payable if the Business Combination does not close by reason of failure of Seller to purchase the Maximum Number of Shares or Seller’s beach of the Prepaid Forward Agreement. However, Seller has waived any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in LMF’s trust account, as such trust account is described more fully LMF’s final prospectus for its initial public offering filed with the Securities and Exchange Commission on January 27, 2021.

The Seller does not possess any redemption rights in respect of the Shares and is not eligible to vote such Shares in favor of approving the Business Combination. In addition, the Seller may freely transfer or assign its rights under the Prepaid Forward Agreement.

The foregoing description of the Prepaid Forward Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Prepaid Forward Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Important Information about the Business Combination and Where to Find It

In connection with the business combination transaction, LMF has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes the proxy statement relating to LMF’s solicitation of proxies for the vote by LMF’s stockholders with respect to the transaction, as well as the prospectus relating to the offer and sale of securities to be issued in connection with the completion of the proposed business combination. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about LMF, SeaStar Medical and the transaction. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by LMF through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: LMF Acquisition Opportunities, Inc., 1200 Platt Street, Suite 1000 Tampa, FL 33602.

Participants in the Solicitation

LMF and SeaStar Medical and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the business combination transaction. Information about the directors and executive officers of LMF are set forth in LMF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Registration Statement and will be contained in the other relevant materials to be filed with the SEC regarding the business combination transaction when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, LMF’s and SeaStar Medical’s expectations with respect to the proposed business combination between LMF and SeaStar Medical, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of SeaStar Medical, the products offered by SeaStar Medical and the markets in which it operates, and SeaStar Medical’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside LMF’s and SeaStar Medical’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between SeaStar Medical and LMF may not be completed in a timely manner or at all, which may adversely affect the price of LMF’s securities, (ii) the risk that the transaction may not be completed by LMF’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger (“Merger Agreement”) by the stockholders of LMF and the satisfaction of the minimum trust account amount following redemptions by LMF’s public stockholders, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on SeaStar Medical’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against SeaStar Medical or LMF following the announcement of the proposed business combination, (x) the ability to maintain the listing of LMF’s securities on the Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which SeaStar Medical operates, (xiii) the risk that SeaStar Medical and its current and future collaborators are unable to successfully develop and commercialize SeaStar Medical’s products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (xiv) the risk that SeaStar Medical may never achieve or sustain profitability; (xv) the risk that SeaStar Medical may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvi) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (xviii) the risk that SeaStar Medical is unable to secure or protect its intellectual property, (xix) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing and (xx) other risks and uncertainties indicated from time to time in LMF’s registration statement on Form S-4 (File No. 333-264993), including those under the “Risk Factors” section therein and in LMF’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical and LMF assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Confirmation for Prepaid Forward Transaction, dated October 17, 2022, by and among LMF Acquisition Opportunities, Inc., SeaStar Medical, Inc. and Vellar Opportunity Fund SPV LLC - Series 4

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMF Acquisition Opportunities, Inc.

Dated: October 17, 2022	By:	/s/ Richard Russell
		Name:	Richard Russell
		Title:	Chief Financial Officer, Treasurer and Secretary

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